SECURITIES PURCHASE AGREEMENT

            SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 7, 1996 by and among Viragen, Inc., a Delaware corporation, with headquarters located at 2343 West 76th Street, Hialeah, FL 33016 (the "Company"), and the undersigned (collectively, the "Buyer").

            WHEREAS:

            A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

            B. The Buyer wishes to purchase, in the amounts and upon the terms and conditions stated in this Agreement, shares of the Company's 5% Cumulative Convertible Preferred Stock, Series B, $1.00 par value per share (the "Preferred Shares"), which shall be convertible into shares of the Company's Common Stock (the "Common Stock"), $.01 par value, (as converted, the "Conversion Shares"), and pursuant to which certain shares of Common Stock may be issued to the Buyer in payment of dividends (the "Dividend Shares") and in accordance with Section 2(c) of the Certificate of Designation, Preferences and Rights therefor (the "Additional Shares"); and

            C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;
            NOW THEREFORE, the Company and the Buyer hereby agrees as follows:

1.          PURCHASE AND SALE OF PREFERRED SHARES.

            a. PURCHASE OF PREFERRED SHARES. The Company shall issue and sell to the Buyer and the Buyer shall purchase 15,000 Preferred Shares which shall be convertible into Conversion Shares in accordance with the terms of the Certificate of Designations, Preferences and Rights of 5% Cumulative Convertible Preferred Stock, Series B in the form attached hereto as EXHIBIT A (the "Certificate of Designation"). The per share purchase price of the Preferred Shares shall be One Thousand Dollars ($1,000). The Preferred Shares shall be allocated among each of the entities constituting the Buyer as specified on their respective counterpart signature pages.

            c.    FORM OF PAYMENT.  The Buyer shall pay the purchase price for the Preferred Shares (the "Purchase Price") by wire transfer of immediately available United States Dollars to the Company on the Closing Date (as defined below). The Company shall promptly deliver stock certificates, duly executed on behalf of the Company, representing the Preferred Shares (the "Stock Certificates") to the Buyer.

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            d.    CLOSING DATE.  The date and time of the issuance and sale of the Preferred Shares shall be 5:00 p.m. Eastern Standard Time on June 7, 1996 (the "Closing Date").

2.          BUYER'S REPRESENTATIONS AND WARRANTIES

            Each Buyer represents and warrants to the Company as to itself, severally, and not jointly, that:

            a. INVESTMENT PURPOSE. The Buyer is purchasing the Preferred Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof except pursuant to sales registered under the 1933 Act.

            b. ACCREDITED INVESTOR STATUS.   The Buyer  is  an  "accredited
investor" as that term is defined in Rule 501(a)(3) of Regulation D.

            c. RELIANCE ON EXEMPTIONS. The Buyer understands that the Preferred Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Shares.

            d. INFORMATION. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. The Buyer understands that its investment in the Preferred Shares involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to its acquisition of the Preferred Shares.

            e. GOVERNMENTAL REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Preferred Shares or the fairness or suitability of the investment in the Preferred Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Preferred Shares.

            f. TRANSFER OR RESALE. The Buyer understands that (i) except as provided in the Registration Rights Agreement, the Preferred Shares, the Conversion Shares, the Dividend Shares and the Additional Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be transferred unless (a) subsequently registered


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thereunder,  or (b) the Buyer shall have  delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

            g. LEGENDS. The Buyer understands that the Preferred Shares and, until such time as the Conversion Shares, the Dividend Shares and the Additional Shares (the Conversion Shares and the Additional Shares are collectively referred to as the "Registrable Securities") have been sold pursuant to a registration under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Registrable Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Preferred Shares or any Registrable Securities upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Preferred Shares or Registrable Securities is registered and effected under the 1933 Act, or (b) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of the Preferred Shares or such Registrable Securities may be made without registration


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under the 1933 Act, or (c) such holder  provides  the  Company  with  reasonable assurances that the Preferred Shares or such Registrable Securities can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

            h. AUTHORIZATION; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

            i. RESIDENCY. The Buyer is a resident of that country specified in its address on the signature page hereof.

3.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to the Buyer that:

            a. ORGANIZATION AND QUALIFICATION. The Company and its subsidiaries are corporations duly organized and existing in good standing under the laws of the jurisdiction in which they are incorporated, except, in the case of any such subsidiaries, as would not have a Material Adverse Effect (as defined below), and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole.

            b.  AUTHORIZATION;  ENFORCEMENT.  (i) The Company has the  requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue the Preferred Shares and the Registrable Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the
Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company, and (iv) this Agreement and the Registration Rights Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

            c. CAPITALIZATION. As of June 6, 1996, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock of which
 ___________ shares were
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issued and outstanding,  and (ii) 1,000,000 shares of preferred stock, $1.00 par value per share ("Preferred Stock") of which ________ shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement). The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation, as amended, as in effect on the date hereof ("Articles of Incorporation") and the Company's Bylaws, as in effect on the date hereof (the "Bylaws"). The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.

            d. ISSUANCE OF SECURITIES. The Registrable Securities and Preferred Shares are duly authorized and, upon issuance in accordance with the terms hereof and thereof, shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

            e. NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company and its subsidiaries is not being conducted, and shall not be conducted through the Registration Period (as defined herein), in violation of any law, ordinance, regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.


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            f. SEC  DOCUMENTS,  FINANCIAL  STATEMENTS.  Since June 30, 1992, the
Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to the Buyer true and complete
copies  of  the  SEC  Documents,   except  for  such  exhibits,   schedules  and
incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been
prepared  in  accordance   with  generally   accepted   accounting   principles,
consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer and referred to in Section 2(d) of this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

            g. ABSENCE OF CERTAIN CHANGES. Since March 31, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company.

            h. ABSENCE OF LITIGATION. Except as set forth in its Form 10-Q for the quarter ended March 31, 1996, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

4.          COVENANTS.

            a. BEST EFFORTS. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and 7 of this Agreement.

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            b. FORM D. The Company  agrees to file a Form D with  respect to the
Preferred Shares as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

            c. REPORTING STATUS. Until the earlier of (i) the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors have sold all the Registrable Securities and (B) none of the Preferred Shares is outstanding (the "Registration Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

            d. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Preferred Shares for the Company's working capital purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person unrelated to the business and direct operations of the Company or for repayment of any existing debt obligations, except that the Company shall be permitted to use up to an aggregate of $500,000 of the proceeds for the repayment of debt obligations existing as of the Closing Date.

            e. FINANCIAL INFORMATION. The Company agrees to send the following reports to the Buyer during the Registration Period: (i) within five (5) days after the filing thereof with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within one day after release thereof, copies of all press releases issued by the Company or any of its subsidiaries.

            f. RESERVATION OF SHARES. The Company shall at times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of the Conversion Shares, the Dividend Shares and the Additional Shares.

            g. LISTING. The Company shall promptly secure the listing of the Registrable Securities upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Registrable Securities from time to time issuable under the terms of this Agreement and the Registration Rights Agreement.

            h. PRE-CLOSING ACTIVITY. The Buyer shall not trade in the Common Stock for the period of five (5) trading days immediately preceding the Closing Date.

            i. OFFERINGS OR SALES OF SECURITIES. The Company shall make no offerings or sales of any of its securities which offerings or sales could be deemed to be integrated (as defined in Rule 502(a) of Regulation D) with the offer and sale of the Preferred Shares.

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5.          TRANSFER AGENT INSTRUCTIONS.

            The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Conversion Shares, Dividend Shares and Additional Shares in such amounts as specified from time to time by the Buyer to the Company. Prior to registration of the Registrable
Securities pursuant to an effective registration statement, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company shall provide instructions and opinions of counsel to its transfer agent in accordance with Section 3(p) of the Registration Rights Agreement. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to
Section 2(f) hereof, in the case of the Registrable Securities, prior to registration and sale of the Registrable Securities under the 1933 Act, will be given by the Company to its transfer agent and that the Preferred Shares and the Registrable Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Registrable Securities. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration of a resale by the Buyer of any of the Preferred Shares or the Registrable Securities is not required under the 1933 Act, the Company shall permit the transfer, and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

6.          CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

            The obligation of the Company hereunder to sell the Preferred Shares is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

            a.  The  parties  shall  have   executed  this   Agreement  and  the
Registration Rights Agreement, and delivered the same to each other.

            b. The Certificate of Designation shall have been accepted for filing with the Secretary of State of Delaware.

            c. The Buyer shall have delivered the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Company.

            d. The representations and warranties of each Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

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7.          CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

            The obligation of the Buyer to purchase the Preferred Shares is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

            a.  The  parties  shall  have   executed  this   Agreement  and  the
Registration Rights Agreement, and delivered the same to each other.

            b. The Certificate of Designation shall have been accepted for filing with the Secretary of State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to the Buyer.

            c. Until the Closing Date, the Common Stock shall be authorized for quotation on the National Association of Securities Dealers Automated Quotation System Small Cap Market (the "NASDAQ Small Cap") and trading in the Common Stock on the NASDAQ Small Cap shall not have been suspended by the SEC or NASDAQ.

            d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

            e. The Buyer shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as EXHIBIT B.

            f. The Buyer shall have received the officer's certificate described in Section 3(c) above, dated as of the Closing Date.

            g. The Company shall have executed and delivered the Stock Certificates to the Buyer.

8.          GOVERNING LAW; MISCELLANEOUS.

            a. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

            b. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

            c. HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            d. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

            e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

            f. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by telefacsimile, in each case addressed to a party. The addresses for such communications shall be:

            If to the Company:

            2343 West 76th Street
            Hialeah, FL  33016
            Telephone:  (305) 557-6000
            Telecopy:  (305) 828-4324
            Attention:  Gerald Smith or Charles Fistel

            With copy to:

            Atlas, Pearlman, Trop & Borkson, P.A.
            New River Center
            200 East Las Olas Blvd.
            Fort Lauderdale, FL  33331
            Telephone: (305) 763-1200
            Telecopy: (305) 766-7800
            Attention: James Schneider, Esq.

            If to the Buyer, at the addresses on the signature pages.

            With copy to:

            Genesee Advisers
            12007 Sunrise Valley Drive, Suite 460
            Reston, VA  22091
            Telephone:  (703) 476-5898
            Telecopy:  (703) 476-7720
            Attention:  Neil T. Chau

            And:

            Klehr, Harrison, Harvey, Branzburg & Ellers
            1401 Walnut Street
            Philadelphia, PA  19102
            Telephone: (215) 568-6060
            Telecopy:  (215) 568-6603
            Attention: Stephen T. Burdumy, Esq.

Each party shall provide notice to the other party of any change in address.

            g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought). Notwithstanding the foregoing, a Buyer may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company, provided, however, that any such assignment shall be in writing (and Buyer shall give the Company at least fifteen (15) days prior notice thereof) and shall not release such Buyer of its obligations hereunder unless such obligations are assumed in writing by such affiliate.

            h. THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            i. SURVIVAL. The representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5, 8(g), 8(h), 8(k) and 8(l), and this subsection shall survive the closing. Each party which constitutes the Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

            k. PUBLICITY. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

            l. FURTHER ASSURANCES.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            m. TERMINATION. In the event that the closing shall not have occurred on or before five (5) days from the date hereof, this Agreement shall terminate at the close of business on such date.

            IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

VIRAGEN, INC.


By:
   ---------------------------------------
Name:
   ---------------------------------------
Its:
   ---------------------------------------

GFL PERFORMANCE FUND LTD.


By:
   ---------------------------------------
Name:
   ---------------------------------------
Its:
   ---------------------------------------

Address:    Genesee Fund Limited
            CITCO Building
            Wickhams Cay
            P.O. Box 662
            Road Town, Tortola
            British Virgin Islands

            Administrator
            Curacao International Trust Co. N.V.
            Kaya Flamboyan 9
            P.O. Box 812
            Curacao, Netherland Antilles

Allocated Portion of Preferred Shares:  10,000 Preferred Shares

GFL ADVANTAGE FUND LTD.


By:
   ---------------------------------------
Name:
   ---------------------------------------
Its:
   ---------------------------------------

Address:    Genesee Fund Limited
            CITCO Building
            Wickhams Cay
            P.O. Box 662
            Road Town, Tortola
            British Virgin Islands

            Administrator
            Curacao International Trust Co. N.V.
            Kaya Flamboyan 9
            P.O. Box 812
            Curacao, Netherland Antilles

Allocated Portion of Preferred Shares:  4,000 Preferred Shares

PROTON GLOBAL ASSET MANAGEMENT


By:
   ---------------------------------------
Name:
   ---------------------------------------
Its:
   ---------------------------------------

Address:    CITCO Fund Services
            Corporate Center
            Leeward One
            P.O. Box 31106
            SMB
            Grand Cayman, British West Indies

            Administrator
            Curacao International Trust Co. N.V.
            Kaya Flamboyan 9
            P.O. Box 812
            Curacao, Netherland Antilles

Allocated Portion of Preferred Shares:  1,000 Preferred Shares

                                    Exhibit B
                                       to
                               Securities Purchase
                                    Agreement


                               [Date of Closing]


GFL Performance Fund Ltd.
GFL Advantage Fund Ltd.
Proton Global Asset Management

            Re:  Viragen, Inc.

Ladies and Gentlemen:

            We have acted as counsel to Viragen, Inc., a _________ corporation (the "Company"), in connection with the Securities Purchase Agreement, dated as of ____________, 1996, between you and the Company (the "Agreement") and the transactions contemplated therein. The Agreement and the Registration Rights Agreement are herein collectively referred to as the "Documents." Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Documents.

            In so acting, we have examined the Documents, and we have examined and considered such corporate records, certificates and matters of law as we have deemed appropriate as a basis for our opinions set forth below.

            Based  upon  the   foregoing   and   subject  to  the   assumptions,
limitations, qualifications and exceptions stated herein, we are of the opinion that as of the date hereof:

            (1) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to conduct its business as described in the Company's Annual Report on Form 10-K for its fiscal year ended ______________, and is duly qualified as a foreign corporation to do business in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary.

            (2) The Company has the requisite corporate power and authority to enter into and perform the Agreement and the Registration Rights Agreement, and to issue the Registrable Securities and the Preferred Shares, in accordance with the terms thereof, (ii) the execution and delivery of the Documents by the Company and the consummation by it of the transactions contemplated therein have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) the Documents have been duly executed and delivered by the Company, and (iv)
the Documents constitute the valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

            (3) The Preferred Shares are duly authorized, validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. The Registrable Securities are duly authorized and, upon issuance in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. The Certificate of Designation was accepted for filing by the Secretary of State for the State of ____________ on __________, 1996, a certified copy of which is attached hereto.

            (4) As of the date hereof, the authorized capital stock of the Company consists of (i) ____________ shares of Common Stock, $ _____ par value of which ____________ shares were issued and outstanding, and (ii) __________ shares of Preferred Stock $___ par value, of which _________ shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights of the stockholders of the Company pursuant to the Company's Certificate of Incorporation or Bylaws or by statute, and to our knowledge are not subject to any liens or encumbrances. To our knowledge, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital Stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement). The Company has reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the Conversion Shares and the Additional Shares.

            (5) Based upon your representations, warranties and covenants set forth in the Agreement, the Securities may be issued to you pursuant to the Agreement without registration under the 1933 Act.

            (6) Except as required by the 1933 Act, no authorization approval or consent of any court, governmental body, regulatory agency, self-regulatory organization or stock exchange or market, or the stockholders of the Company, or, to our knowledge, any third party is required to be obtained by the Company for the issuance and sale of the Registrable Securities and the Preferred Shares as contemplated by the Documents, except that we express no opinion on the securities or blue sky laws of any state or territory of the United States or any jurisdiction outside the United States.

            (7) Except as disclosed in the documents referred to in Section 2(d) of the Agreement, to our knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the property, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or which would adversely affect the validity or enforceability of or the authority or ability of the Company to perform its obligations under the Documents.

            These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by an other person, except that the opinions expressed in paragraphs (3), (4) and (6) above may be relied upon by _______________________________________ as Transfer Agent.

            The  opinions   expressed   herein  are  subject  to  the  following
assumptions, limitations, qualifications and exceptions:

                  (a) We have relied upon the factual representations of the Company in the Documents with regard to those matters of fact expressly represented in the Documents and we have not undertaken any independent investigation to determine the existence or absence of those facts, and no inference as to our knowledge of the existence or absence of those facts should be drawn from our representation of the Company.

                  (b) We have assumed the genuineness of all signatures the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as copies, the authenticity of certificates of public officials and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Documents).

                  (c) We have assumed that each of the parties to the Documents other than the Company (the "Other Parties") has the legal right, capacity and power to enter into, enforce and perform all of its obligations under the Documents. Furthermore, we have assumed the due authorization by each of the Other Parties of all requisite action and the due execution and delivery of the Documents by each of the Other Parties, and that the Documents are valid and binding upon each of the other Parties and are enforceable against each Other Party in accordance with their terms.

                  (d) Certain rights, remedies and waivers contained in the Documents may be rendered ineffective, or may be limited, by applicable laws or judicial decisions governing such provisions but such law and judicial decisions do not, in our opinion, make the Documents inadequate for the practical realization of the benefits which the Documents purport to provide, other than in respect of the adverse economic consequences of any delay in such realization which may result from applicable judicial decisions relating thereto.

                  (e) Requirements in any of the Documents specifying that provisions thereof any be amended or waived only in writing may not be enforceable.

                  (f) No opinion is expressed as to the enforceability of any choice of law provisions.

                  (g) Whenever a statement herein is qualified by the phrases "to our knowledge," or similar phrases, it in intended to indicate that during the course of our representation of the Company in the transactions contemplated by the Documents, and having made inquiry of certain officers of the Company as to such matters, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys presently in this firm who have rendered legal services in connection with the representation described in the introductory paragraph of this opinion letter. However, we have not undertaken any independent investigation or review to determine the accuracy of any such statements and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation or review. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company.

                  (h) In the process of our review of the Company's Annual Report on Form 10-K for the fiscal year ended _____________ (the "Form 10-K"), and any of the other reports filed by the Company pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, since the date of the filing of the Form 10-K, although we have not engaged in any independent investigation, and do not assume any responsibility for the accuracy or completeness of the information contained therein, nothing has come to our attention that would lead us to believe that any of such reports contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, as of its filing date.

                  (i) Our examination of law relevant to the matters covered by this opinion is limited to the laws of ___________ and the federal law of the United States, and we express no opinion an to the affect on the matters covered by this opinion of the laws of any other jurisdiction. In furnishing the opinion regarding the valid existence and good standing of the Company, we have relied solely upon a good standing certificate issued by the Secretary of State of _______________ on ______________, 1996.

            This opinion in given as of the date hereof and we assume no obligation, to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

                                Very truly yours,